Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund

Supplement to the
Statement of Additional Information (“SAI”)
dated September 30, 2016

March 30, 2017

Effective February 28, 2017, David G. Mertens retired from service as an officer and director of Jensen Investment Management, Inc., (“Jensen”), the investment adviser to The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund (the “Fund”).  Mr. Mertens resigned from his position as Vice President of the Fund on January 17, 2017.

Accordingly, all references to David G. Mertens in the SAI are hereby removed.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future Jensen Quality Growth Fund reference.